UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  November 29, 2000


                        MERRILL LYNCH MORTGAGE INVESTORS, INC.
         MLMI Resecuritization Pass-Through Certificates, Series 2000-WM1 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of            333-81429        52-2267467
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, Maryland                                  21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On November 29, 2000 a distribution was made to holders of MERRILL LYNCH MORTGAGE INVESTORS INC., MLMI Resecuritization Pass-Through Certificates, Series 2000-WM1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1                       Monthly report distributed to holders
                                         of MLMI Resecuritization
                                         Pass-Through Certificates, Series
                                         2000-WM1 Trust, relating to the
                                         November 29, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
         MLMI Resecuritization Pass-Through Certificates, Series 2000-WM1 Trust

              By:   Wells Fargo Bank Minnesota, N.A. as Trustee
              By:   /s/  Sherri Sharps, VIce President
              By:   Sherri Sharps, VIce President
              Date: 12/8/00


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of MLMI Resecuritization Pass-Through Certificates, Series 2000-WM1 Trust, relating to the November 29, 2000 distribution.